Subsidiary Notes Payable	12 Months Ended
Dec. 31, 2020
Subsidiary Notes Payable [Abstract]
Subsidiary Notes Payable	Subsidiary Notes Payable
The subsidiary notes payable are comprised of loans and convertible notes. During the years ended December 31, 2020 and 2019, the financial instruments for Knode and Appeering did not contain embedded derivatives and therefore these instruments continue to be held at amortized cost. The notes payable consist of the following:

	2020 $000s	2019 $000s
December 31,
Loans	1,330	1,330
Convertible notes	25,125	125
Total subsidiary notes payable	26,455	1,455
Loans
In October 2010, Follica entered into a loan and security agreement with Lighthouse Capital Partners VI, L.P. The loan is secured by Follica’s assets, including Follica’s intellectual property and bears interest at a rate of 12.0 percent. The outstanding loan balance totaled approximately $1.3 million and $1.3 million as of December 31, 2020 and 2019. The accrued interest on such loan balance is presented as Other current liabilities and totaled approximately $0.5 million and $0.4 million as of December 31, 2020 and 2019, respectively.
Convertible Notes
Convertible Notes outstanding were as follows:

	Karuna $000s	Follica $000s	Vedanta $000s	Knode $000s	Appeering $000s	Total $000s
January 1, 2019	2,838	6,495	—	50	75	9,458
Gross principal	1,607	—	—	—	—	1,607
Change in fair value	572	817	—	—	—	1,389
Conversion to preferred	—	(4,894)	—	—	—	(4,894)
Conversion to common	—	(2,418)	—	—	—	(2,418)
Deconsolidation	(5,017)	—	—	—	—	(5,017)
December 31, 2019 and January 1, 2020	—	—	—	50	75	125
Gross principal	—	—	25,000	—	—	25,000
Change in fair value	—	—	—	—	—	—
December 31, 2020	—	—	25,000	50	75	25,125
On March 15, 2019, Karuna was deconsolidated in conjunction with the closing of a Series B Preferred Stock financing and the outstanding convertible note liability of $5.0 million was derecognized.
In May 2017 and September 2017, Follica received $0.5 million and $0.6 million, respectively, from an existing third-party investor through the issuance of convertible notes. The notes bore interest at an annual rate of 10.0 percent, matured 30 days after demand by the holder, were convertible into equity upon a qualifying financing event, and required payment of at least five times the outstanding principal and accrued interest upon a change of control transaction.
On July 19, 2019, all of the outstanding notes, plus accrued interest, issued by Follica converted into 17,639,204 shares of Series A-3 Preferred Stock and 14,200,044 shares of common shares pursuant to a Series A-3 Note Conversion Agreement between Follica and the noteholders. Third parties held 2,422,990 A-3 preferred shares and 1,981,944 common shares following the conversion. The preferred shares are classified as financial liabilities at fair value through the profit and loss. The common shares are accounted for as Non-controlling interests. See Note 18 for further details on such change in non-controlling interests.
On December 30, 2020, Vedanta issued a $25.0 million convertible promissory note to an investor. The note bears interest at an annual rate of 6.0 percent and matures on the first anniversary of the note. Prepayment of the note is not allowed and there is no conversion discount feature on the note. The note mandatorily converts in a Qualified equity financing and a Qualified Public Offering at the current price of the financing or offering, all as defined in the note purchase agreement. In addition, the note allows for optional conversion immediately prior to a Non Qualified public offering, Non Qualified Equity financing, or a Corporate transaction. In the case of a Non qualified financing or a Corporate transaction the note will convert to the preferred shares issued at the time of the last financing round at the price at such financing round. In the event of no conversion prior to a change in control transaction, the note is repaid at one and a half times the outstanding principal plus accrued interest.